Property, Plant and Equipment	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
Property, Plant and Equipment
Property, plant and equipment, including equipment acquired under capital lease obligations, are summarized as follows as of December 31, 2011 and 2010:

(in thousands)	Estimated useful life (in years)	2011	2010
Land	—	$15,686	$16,053
Buildings and improvements	1-40	275,529	232,946
Machinery and equipment	1-15	176,662	157,973
Computer software	1-10	65,344	53,948
Furniture and office equipment	1-15	76,809	75,030
Construction in progress	—	51,827	59,418
		661,857	595,368
Less: Accumulated depreciation and amortization		(290,065)	(249,704)
Property, plant and equipment, net		$371,792	$345,664

Amortization of assets acquired under capital lease obligations is included within accumulated depreciation and amortization above for the years ended December 31, 2011 and 2010, respectively. For the years ended December 31, 2011, 2010 and 2009 depreciation and amortization expense totaled $57.0 million, $47.9 million and $42.0 million, respectively. Repairs and maintenance expense was $12.9 million, $11.8 million and $10.9 million in 2011, 2010 and 2009, respectively. For the year ended December 31, 2011 and 2010, construction in progress includes amounts related to the construction of new facilities in Germany and the United States. For the years ended December 31, 2011, 2010 and 2009, interest capitalized in connection with construction projects was not significant.